SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT
                            Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: May 23, 2001
(Date of earliest event reported)



                           Residential Asset Mortgage Products, Inc.
                    (Exact name of registrant as specified in its charter)



         Delaware                       333-42510               41-1955181
         --------                       ---------               ----------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
      Incorporation)                  File Number)         Identification No.)





       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
     ------------------------------------------------------------- ---------
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000
                                 --------------

Item 5. Other Events.

               On May 30, 2001, the Registrant  will cause the issuance and sale of Mortgage Asset- Backed Pass-Through Certificates, Series 2001-RM1, Class A, Class X, Class R-I, Class R- II, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2001, among the Registrant, Residential Funding Corporation, as Master Servicer and The Chase Manhattan Bank, as Trustee.

          In connection with the sale of the Series 2001-RM1, Class A, Class X, Class R-I, Class R-II, Class M-1, Class M-2, Class M-3,(the "Underwritten Certificates"), the Registrant has been advised by Residential Funding Securities Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-42510, which Computational Materials are being filed manually as exhibits to this report.

               The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Computational Materials consist of the pages that appear after the Form SE cover sheet dated May 22, 2001.

               The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

               In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits



                           ITEM 601(A) OF
                           REGULATION S-K
EXHIBIT NO.                EXHIBIT NO.                 DESCRIPTION
-----------                -----------                 -----------
            1                    99              Computational Materials

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                  RESIDENTIAL ASSET MORTGAGE
                                  PRODUCTS, INC.

                                  By:    /s/Julie Steinhagen
                                  Name:  Julie Steinhagen
                                  Title: Vice President




Dated: May 23, 2001

                                  EXHIBIT INDEX


               Item 601 (a) of   Sequentially
 Exhibit       Regulation S-K    Numbered
 Number        Exhibit No.       Description            Page
 -------       -----------       ------------------     --------

 1             99               Computational Material  Filed Manually

                                     EXHIBIT

                             (Intentionally Omitted)